Rule 497(e)
                                                             File Nos. 333-70963
                                                                   and 811-09201


                          Key Business VUL - Prospectus

           A Flexible Premium Variable Universal Life Insurance Policy
             offered by Great-West Life & Annuity Insurance Company
                in connection with its COLI VUL-2 Series Account

                      Supplement dated June 6, 2005 to the
                             May 1, 2005 Prospectus

Please note the following changes to your Prospectus.

Effective June 1, 2005, the management fee for the Fidelity Variable Insurance Products Investment Grade Bond Portfolio (Service Class 2) has been reduced from 0.43% to 0.33% of average daily net assets. As a result, the Net Total Annual Operating Expenses for the Portfolio is reduced from 0.81% to 0.71% of average daily net assets.

This information replaces similar information found in the fee table entitled "Individual Fund Annual Operating Expenses" on page 13 of your Prospectus.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2005.

                Please keep this Supplement for future reference.